UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2017

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

0-1402

(Commission File Number)

Ohio	34-1860551
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

22801 St. Clair Avenue

Cleveland, Ohio

44117

(Address of Principal Executive Offices, with Zip Code)

Registrant’s telephone number, including area code: (216) 481-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Frederick G. Stueber informed Lincoln Electric Holdings, Inc. (the “Company”) that he would retire from his position as Executive Vice President, General Counsel and Secretary of the Company in April 2017. On April 20, 2017, Mr. Stueber retired from such position. Mr. Stueber will remain employed by the Company through July 2017 to assist with transition matters and will continue to receive his annual salary until the end of 2017.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of the Company was held on Thursday, April 20, 2017 at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio.

The final results of voting on each of the matters submitted for a vote of security holders at the 2017 Annual Meeting are as follows:

Shareholders elected eleven directors, each to hold office until the 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Curtis E. Espeland	51,464,965	141,486	8,483,693
David H. Gunning	48,055,004	3,551,447	8,483,693
Stephen G. Hanks	51,122,663	483,788	8,483,693
Michael F. Hilton	49,165,185	2,441,266	8,483,693
G. Russell Lincoln	48,178,983	3,427,468	8,483,693
Kathryn Jo Lincoln	47,998,554	3,607,897	8,483,693
William E. MacDonald, III	51,268,594	337,857	8,483,693
Christopher L. Mapes	50,476,762	1,129,689	8,483,693
Phillip J. Mason	51,464,497	141,954	8,483,693
Hellene S. Runtagh	51,200,212	406,239	8,483,693
George H. Walls, Jr.	51,093,614	512,837	8,483,693

Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2017, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,681,790	371,291	37,063	0

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,013,306	947,644	1,645,501	8,483,693

Shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of the Company’s named executive officers should occur every year, as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
43,951,717	1,854,836	5,501,963	297,935	8,483,693

The Company has determined that the advisory vote on the compensation of the Company’s named executive officers will be held every year until the next vote on the frequency of such advisory votes.

Shareholders re-approved the material terms for qualified performance-based compensation under the Company’s 2007 Management Incentive Compensation Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,525,993	769,653	310,805	8,483,693

Shareholders approved an amendment to the Company’s 2015 Stock Plan for Non-Employee Directors, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,601,035	1,672,177	333,239	8,483,693

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: April 26, 2017	By:	/s/ Jennifer Ansberry
Jennifer Ansberry
Executive Vice President, General Counsel & Secretary